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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                                December 21, 1998
               (Date of Report - Date of earliest event reported)



                        Commission File Number: 333-04254
                                                ---------




                              BAR TECHNOLOGIES INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                        DELAWARE                                                       13-3753384
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
 (State or other jurisdiction of incorporation or organization)           (IRS Employer Identification No.)

   5700 LOMBARDO CENTER DRIVE, SUITE 100
       SEVEN HILLS, OHIO  44131                                                      (216) 750-2100
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(Address of principal executive offices)                                    (Registrant's telephone number)
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Item 8.  Change in Fiscal Year
         ---------------------

On December 21, 1998, the registrant changed its fiscal year effective with its reporting for fiscal 1999, from a 4/4/5 week fiscal quarter basis ending the Saturday closest to December 31 to a calendar quarter basis with the fiscal year ending on December 31. Accordingly, under the new fiscal year calendar, the registrant's quarters will each be comprised of three calendar months ending March 31, June 30, September 30 and December 31. Previously, each of the registrant's quarters were comprised of thirteen weeks. Due to the relative proximity of the new fiscal year end date with the registrant's former year end date, no transition period will be required. The first SEC report affected by this change will be the registrant's first quarter Form 10-Q ending
March 31, 1999. Fiscal 1999 under the new fiscal year calendar will have 363 days as compared with the registrant's fiscal year 1998 with 364 days.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                 BAR TECHNOLOGIES INC.




Date:  December 31, 1998         By:  /s/ Thomas N. Tyrrell
                                 --------------------------
                                 Thomas N. Tyrrell
                                 President and Chief Executive Officer




Date:  December 31, 1998         By:  /s/ Brenda K. Brown
                                 ------------------------
                                 Brenda K. Brown
                                 Vice President of Finance and Controller